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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 2, 1997, except for Note 10, as to which the date is November 26, 1997 in the Registration Statement (Form S-1 No. 333-38651) and related Prospectus of BNC Mortgage, Inc., for the registration of 3,173,196 shares of its common stock.

                                          /s/ Ernst & Young LLP

Orange County, California

February 17, 1998